SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Under Rule 14a-12

DEERFIELD HEALTHCARE TECHNOLOGY ACQUISITIONS CORP.

(Name of Registrant as Specified in Its Charter)

_____________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2021

DEERFIELD HEALTHCARE TECHNOLOGY

ACQUISITIONS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39391	85-0992224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 37th Floor New York, New York 10017
(Address of principal executive offices, including zip code)

(212) 551-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	DFHTU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DFHT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DFHTW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 6, 2021, DFHT participated in an analyst conference (the “Conference”). A copy of the presentation used at the Conference is furnished hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Additional Information

In connection with the previously announced proposed business combination (the “Business Combination”), DFHT has filed a preliminary proxy statement with the SEC relating to the Business Combination. DFHT will mail a definitive proxy statement and other relevant documents to the stockholders of DFHT. Stockholders of DFHT and other interested persons are advised to read, the preliminary proxy statement, and amendments thereto, and, when available, the definitive proxy statement, and any amendments thereto, in connection with DFHT’s solicitation of proxies for the special meeting to be held to approve the Business Combination because the proxy statement will contain important information about DFHT, CareMax Medical Group, LLC (“CareMax”), IMC Medical Group Holdings, LLC (“IMC”) and the Business Combination. The definitive proxy statement will be mailed to stockholders of DFHT as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Deerfield Healthcare Technology Acquisitions Corp., 780 Third Avenue, New York, NY 10017, Attention: Corporate Secretary, or by calling (212) 551-1600.

Participants in the Solicitation

DFHT, CareMax and IMC, and their respective directors and executive officers, may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. Information about the directors and executive officers of DFHT is set forth in DFHT’s preliminary proxy statement filed with the SEC and amendments thereto filed with the SEC and when available, the definitive proxy statement and can be obtained free of charge from the sources indicated above.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the proposed Business Combination is set forth in the preliminary proxy statement and amendments thereto filed with the SEC, and when available, the definitive proxy statement. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, the expectation that the combined company’s Class A common stock will be listed on Nasdaq, and the anticipated closing date of the proposed Business Combination. These statements are based on various assumptions and on the current expectations of DFHT and CareMax management and IMC management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of DFHT, CareMax and IMC. These forward-looking statements are subject to a number of risks and uncertainties, including the outcome of judicial and administrative proceedings to which CareMax or IMC may become a party or governmental investigations to which CareMax or IMC may become subject that could interrupt or limit CareMax’s or IMC’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in CareMax’s or IMC’s clients’ preferences, prospects and the competitive conditions prevailing in the healthcare sector; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the stockholders of DFHT and/or the equity holders of CareMax or IMC for the proposed Business Combination is not obtained; failure to realize the anticipated benefits of the proposed Business Combination, including as a result of a delay in consummating the proposed Business Combination or a delay or difficulty in integrating the businesses of DFHT, CareMax and IMC; the amount of redemption requests made by DFHT’s stockholders; those factors discussed in the preliminary proxy statement and amendments thereto filed with the SEC, under the heading “Risk Factors,” and other documents of DFHT filed, or to be filed, with the SEC, including, when available, the definitive proxy statement. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither DFHT, CareMax nor IMC presently know or that DFHT, CareMax and IMC currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DHT’s, CareMax’s and IMC’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. DFHT, CareMax and IMC anticipate that subsequent events and developments will cause DFHT’s, CareMax’s and IMC’s assessments to change. However, while DFHT, CareMax and IMC may elect to update these forward-looking statements at some point in the future, DFHT, CareMax and IMC specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing DFHT’s, CareMax’s and IMC’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Presentation used at Conference held on April 6, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2021

Deerfield Healthcare Technology Acquisitions Corp.

By:	/s/ Christopher Wolfe
	Name:	Christopher Wolfe
	Title:	Chief Financial Officer

Exhibit 99.1

TECH - ENABLED SENIOR CARE PLATFORM April 2021 1

Disclaimer

Investor Presentation

This investor presentation ("Investor Presentation") is for informational purposes only and does not constitute solicitation of a proxy, consent or authorization with respect to any securities, or an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments, of Deerfield Healthcare Technology Acquisitions Corp. ("Deerfield"), CareMax Medical Group, LLC ("CareMax"), IMC Holdings LLC ("IMC"), CareOptimize LLC ("CareOptimize") or any of their respective affiliates. The Investor Presentation has been prepared to assist investors in making their own evaluation with respect to a proposed business combination, as contemplated in a proposed business combination agreement to be entered into by Deerfield, CareMax, CareOptimize and IMC, and for no other purpose. It is not intended to form the basis of any investment decision or any other decision in respect of the business combination. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Deerfield, CareMax, CareOptimize and IMC assume no obligation to update any information in this Investor Presentation, except as required by law. All information in this presentation is given as of December 31, 2020, unless otherwise noted.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, Deerfield has filed with the U.S. Securities and Exchange Commission (the "SEC") a preliminary proxy statement and certain amendments thereto and other materials and will file a definitive proxy statement and other relevant documents with the SEC. Investors and security holders of Deerfield and other interested persons are advised to read the preliminary proxy statement, and amendments thereto, and , when available, the definitive proxy statement in connection with Deerfield's solicitation of proxies for its stockholders' meeting to be held to approve the business combination because these proxy statements contain and will contain important information about the business combination and the parties to the business combination. The definitive proxy statement will be mailed to stockholders of Deerfield as of the record date established for voting on the business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC's website at www.sec.gov or by directing a request to Deerfield Healthcare Technology Acquisitions Corp, 787 Third Avenue, 37th Floor, New York, NY 10017, Attention: Secretary.

Participants in the Solicitation

Deerfield, CareMax and IMC and their respective directors, executive officers and other members of its management, under SEC rules, may be considered to be participants in the solicitation of proxies in connection with the proposed business combination. Information about the directors and executive officers of DHFT, CareMax and IMC was included in the preliminary proxy statement filed with the SEC and will be included in the definitive proxy statement when filed with the SEC. These documents can be obtained free of charge at the SEC's web site at www.sec.gov, or by directing a request to Deerfield Healthcare Technology Acquisitions Corp, 787 Third Avenue, 37th Floor, New York, NY 10017, Attention: Secretary.

No Offer or Solicitation

This Investor Presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities.

Trademarks

This Investor Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but Deerfield, CareMax, CareOptimize and IMC will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Use of Non - GAAP Financial Measures

This presentation includes certain financial measures that are unaudited and do not conform to United States generally accepted accounting principles ("GAAP"). Deerfield, CareMax, IMC and CareOptimize believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of CareMax, IMC and CareOptimize. Deerfield, CareMax, IMC and CareOptimize believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the financial measures of the business of CareMax, IMC and CareOptimize with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of CareMax, IMC and CareOptimize do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the financial statements of CareMax and IMC. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review of the audited financial statements of CareMax and IMC, which will be presented in Deerfield's definitive proxy statement to be filed with the SEC, and not rely on any single financial measure to evaluate the business of CareMax and IMC. A reconciliation of certain of these non-GAAP financial measures to their most comparable GAAP measure appears in the appendix.

Projections

This Investor Presentation contains projected financial information with respect to CareMax, IMC and CareOptimize. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the projected financial information. See "*Forward Looking Statements and Investment Considerations*" paragraph below. Actual results may differ materially from the results contemplated by the projected financial information contained in this Investor Presentation, and the inclusion of such information in this Investor Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent auditors of Deerfield nor the independent registered public accounting firms of CareMax, IMC or CareOptimize audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation, and, accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Investor Presentation.

Forward Looking Statements and Investment Considerations

Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "may", "should", "would", "plan", "intend", "anticipate", "believe", "estimate", "predict", "potential", "seem", "seek", "continue", "future", "will", "expect", "outlook", or other similar words, phrases or expressions. These forward-looking statements include statements regarding our industry, future events, the proposed transactions between Deerfield, CareMax, IMC and CareOptimize, the estimated or anticipated future results and benefits of the combined company following the transaction, including the likelihood and ability of the parties to successfully consummate the proposed transaction, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of Deerfield, CareMax, IMC and CareOptimize management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties that include, but are not limited to, changes in the business environment in which CareMax, IMC and CareOptimize operate; changes in taxes, governmental laws and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of Deerfield, CareMax, IMC or CareOptimize management teams; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction, or that the approval of the stockholders of Deerfield is not obtained; failure to realize the anticipated benefits of the transaction, including as a result of a delay in consummating the transaction or a delay or difficulty in integrating the businesses of Deerfield, CareMax, IMC and CareOptimize; uncertainty as to the long-term value of Deerfield common stock; the inability to realize the expected amount and timing of cost savings and operating synergies; those discussed in Deerfield's preliminary proxy statement, as amended, filed with the SEC and the definitive proxy statement to be filed with the SEC, in each case, under the heading "Risk Factors" and other documents of Deerfield on file with the SEC. There may be additional risks that neither Deerfield, CareMax, IMC or CareOptimize presently know or that Deerfield, CareMax, IMC or CareOptimize currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Pro Forma Financial Information

Certain pro forma financial information of the combined entity has been presented to exclude the impact of certain mid-year acquisition activity from our historical revenues and the impact of Deerfield's transaction-related expenses because Deerfield, CareMax, IMC and CareOptimize do not believe that these are indicative of the performance of the combined entity following the closing of the business combination and will not be useful for investors. See appendix for reconciliation.

CareMax 2.0 2

Experienced Management Team Bill Lamoreaux Executive Vice President Carlos de Solo Chief Executive Officer Kevin Wirges Chief Financial Officer Alberto de Solo Chief Operating Officer Ben Quirk Chief Strategy Officer Gordon Carroll Vice President, Corporate Development Richard Barasch Executive Chairman Niberto Moreno Chief Medical Officer 3

4 Introduction and Proposed Transaction 1

Executive Summary

Company Overview

- **CareMax, CareOptimize and IMC Health (collectively, "CareMax 2.0") is a tech-enabled senior care provider headquartered in Miami, FL**
  - Combined platform has **26 wholly-owned medical centers[1] with 52K+ patients, of which 16K+ are in Medicare Advantage** value-based risk sharing contracts
  - **Employs a proprietary tech platform** that provides data, analytics and rules-based decision tools/workflows that empower care teams to customize high touch care plans for every patient – laser focused on preventative chronic disease management
  - ~64% of combined CareMax 2.0 Medicare patients are dual-eligible and low-income subsidy eligible
- **Combined company is poised for rapid growth through both de novo expansion as well as execution of a scalable M&A strategy**
  - Forecast **organic revenue CAGR of 16% from PF FY20A through FY23E**, which increases to **41% including contribution from projected acquisitions**
  - PF entity is cash flow positive day one with FY21E PF Adj. EBITDA of $66mm

Projected Revenue
($ in mm)



$352
$352
$512
$94
$419
$752
$266
$485
$992
$439
$553
FY20A
FY21E
FY22E
FY23E
PF FY20E – FY23E CAGR
Total: 41% (incl. acquisitions)
Organic: 16%
Base
Assumed Acquisitions

Key Transaction Highlights

- **CareMax 2.0 to combine with Deerfield Healthcare Technology Acquisitions Corp to become a NASDAQ-listed tech-enabled value-based senior care delivery system**
- **Carlos de Solo (CEO of CareMax and CareOptimize) will lead combined company with assistance of Richard Barasch (Executive Chairman) and Bill Lamoreaux (CEO of IMC) and intend to immediately begin integration process, selecting best of both entities**
- **Pro forma valuation of $692 million**
  - 1.7x FY21E revenue and 13.2x FY21E PF Adj. EBITDA (including synergies and excluding acquisitions)
  - 1.4x FY21E revenue and 10.4x FY21E PF Adj. EBITDA (including synergies and acquisitions)
- **Assumes the issuance of PIPE shares for $410 million including Deerfield participation**
- **Results in a highly capitalized PF entity with $238mm of cash on balance sheet, strong free cash flow profile and significant additional debt capacity**
  - Positioned to leverage its platform to take market share through both organic- and M&A-focused growth strategies

1) One clinic under construction.
Note: See appendix for reconciliation of non-GAAP measures.

CareMax 2.0 5

Transaction Overview

Sources and Uses

$ in mm

Sources	$
New PIPE Shares (incl. Deerfield)	$410
Shares Issued to Target	215
New Debt Facility	125
Trust Cash (ex Deerfield)	110
Deerfield Existing IPO Shares	34
Total	**$894**

Uses	$
Purchase Price	$614
Cash to Balance Sheet	238
Transaction Related Fees	42
Total	**$894**

PF Capitalization[1]

$ in mm

PF Capitalization	$	Mult of FY20A
New Debt Facility	$125	2.7x
Cash	238	
Net Debt	**($113)**	**(2.4x)**
PF Shares Outstanding	80.5	
Share Price (in $'s)	$10	
Equity Value	**$805**	
Pro Forma Enterprise Value	**$692**	

PF Equity Ownership	Shares (in mm)	%
New PIPE Shares	41.0	51%
Other Public Shares	11.0	14%
IMC Shareholders	10.5	13%
CareMax Shareholders	11.1	14%
Founder Shares	3.6	4%
Deerfield IPO Shares	3.4	4%
Total	**80.5**	**100%**
Add'l Max Contingent Shares[2]	6.4	
Total	**86.9**	

Transaction expected to result in a highly capitalized PF entity well-positioned to leverage its platform to take market share

1) Assumes no redemption and excludes out-of-the-money warrants.
2) Both CareMax and IMC Health are set to be issued a maximum of 3.5mm and 2.9mm shares, respectively, with half of the earnout shares being issued should CareMax 2.0's stock price exceed $12.50/share during the first 12 trading months and the other half being issued should the price exceed $15.00/share during the first 24 months on a volume weighted average price basis for any 20 of 30 trading days.

CareMax 2.0 6

Transaction Overview (cont'd)

Transaction Summary

- **Pro forma enterprise value for CareMax 2.0 combined entity of $692mm**
  - 1.7x FY21E revenue and 13.2x FY21E PF Adj. EBITDA (including synergies and excluding acquisitions)
  - 1.4x FY21E revenue and 10.4x FY21E PF Adj. EBITDA (including synergies and acquisitions)
  - **Significant valuation discount to comparable publicly traded businesses**
- **Consideration to Sellers funded via the following split:**
  - 68%/32% cash and stock consideration for CareMax/CareOptimize shareholders
  - 45%/55% cash and stock consideration for IMC shareholders

Valuation Overview

$ in mm

FY21E Valuation Analysis	$
Revenue - Base	$418.8
Revenue - Acquired	93.6
Total Revenue	**$512.4**
EBITDA - Base	$48.0
PF Synergies	4.3
Synergized EBITDA	**$52.3**
EBITDA - Acquired	$14.0
Total Adj. EBITDA	**$66.3**
Pro Forma Enterprise Value	**$692**
Revenue Multiple - Base	**1.7x**
Revenue Multiple - Base + Synergy + Acq	**1.4x**
Adj. EBITDA Multiple - Base + Synergy	**13.2x**
Adj. EBITDA Multiple - Base + Synergy + Acq	**10.4x**

CareMax 2.0 7

$750 $801 $859 $923 $997 $1,076 $1,161 $1,251 $1,345 $1,449 $1,559 $2,899 $3,014 $3,155 $3,294 $3,459 $3,630 $3,805 $3,996 $4,205 $4,414 $4,634 $3,649 $3,815 $4,014 $4,217 $4,456 $4,706 $4,966 $5,247 $5,550 $5,863 $6,193 2018 2019E 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2028E Medicare Other Healthcare Spending 8 An Aging Population Drives a Large and Growing Medicare Market Source: US Census, CDC, KFF, LEK and CMS . 1) Includes enrollment in Original Medicare and Medicare Supplement and excludes Puerto Rico and U.S. territories . Seniors Expected to Represent 20%+ of Population in 2030 Key Market Growth Indicators Medicare Spending Growth Outpaces Overall Spend Millions of Individuals 65 Years and Older Healthcare is the Largest Component of US GDP (18%) 49.2 56.1 73.1 80.8 85.7 94.7 2016 2020 2030 2040 2050 2060 (%) of Pop. 15% 17% 21% 22% 22% 23% ($ bn ) 14.4 15.7 16.8 17.6 19.0 20.4 22.0 24.1 26.4 28.7 31.0 33.3 35.6 38.0 38.3 38.7 39.4 39.5 39.6 42.0 43.9 43.0 42.1 41.2 40.3 39.4 0% 13% 25% 38% 50% 0 20 40 60 80 2013 2014 2015 2016 2017 2018 2019 2020E 2021E 2022E 2023E 2024E 2025E Enrollment in million Medicare Advantage All other Medicare Penetration rate % Forecast Medicare Advantage Penetration Expected to Continue to Increase 1 5x faster growth than other populations $1bn+ growth in revenue weekly 10K individuals turn 65 daily 5 annual doctor visits

Value-Based Primary Care Recognized as the Best Way to Lower Healthcare Spend

Seniors Represent the Most Significant Opportunity to Lower Spend in Healthcare

- **Our fee for service (FFS) current system is failing our elderly and the taxpayer**
  - 2/3 of the Medicare population has 2+ chronic conditions that consume 94% of Medicare spending[1]
- **While primary care represents ~5% of overall healthcare spend, it has a large influence over the remaining ~95% of costs and can reduce the current system's spend by more effectively managing chronic conditions[2]**
  - For every $1 spent on primary care, ~$13 is saved on costs related to further care[3]

Medicare Spending by Number of Conditions[1]



17%
21%
29%
32%
53%
24%
17%
6%
6+ conditions
4 to 5 condition
2 to 3 condition
0 to 1 condition
Beneficiaries distribution
Medicare expenditure

Value-Based Care Lowers Costs by Promoting Proactive Preventive Care

- **FFS incentivizes physicians and hospitals to provide volume of care vs. quality of care**
  - By moving financial risk to the providers, this aligns patients, providers and health plans to proactively treat patients before they become sick
- **The drop-off in office visits due to the COVID-19 pandemic further uncovered the flaws of the FFS model**
  - FFS providers were incentivized to continue to pursue volume, putting patients at risk
  - Value-based providers continued to receive steady capitation payments allowing them to continue to provide high quality care in the most appropriate setting

Illustrative Risk Model Unit Economics



Risk-Adj. Payment to MA Plan
% Retained by Plan
% Paid to Care Provider
Medical Claims (e.g., specialists, ER)
% Retained to Manage Care
Cost of Care (e.g., primary care services)
Overhead Costs
Value-Based Care Provider's Profit

Benefits of CareMax 2.0 Model

- Small patient panels and ease of access for members
- Preventative chronic disease management and focus on social determinants of health
- Data-driven approach leads to proactive patient management
- Full-service one-stop-shop facilities with specialists, etc.

Sources: Company Analysis.
1) Centers for Medicare & Medicaid Services.
2) UNH Investor Conference 2019; 12/03/19.
3) Oregon Health Authority's Patient Centered Primary Care Home Program.

CareMax 2.0 9

$0.00 $10.00 $20.00 $30.00 $40.00 Share Price The Deerfield + Richard Barasch partnership successfully collaborated with AdaptHealth shareholders and management on DFB’s business combination with AdaptHealth 1 Completion date Strong management team ; superb execution and financial discipline Growing addressable market >> organic growth story Multiple M&A roll - up opportunities, amplified by public currency T ech - enabled platform well - positioned to compete in the evolving healthcare landscape Business model creates a sticky customer base producing stable and recurring revenues P P P P P P P P P P P 1) An investment in Deerfield Healthcare Technology Acquisitions Corp. (DFHT) is not an investment in DFB. There can be no assur anc e that DFHT will ( i ) source a similar or any business combination or (ii) have post - closing stock performance of DFB. 2) As of March 31, 2021, not inclusive of warrants. 10 The Adapt Playbook Coverage from 5 Wall Street analysts Brought together an outstanding B oard Early sponsorship and strategic advice from Deerfield Closed 5 meaningful add - on acquisitions, including strategic expansion into diabetes (PCS and Solara) and the recent purchase of home medical equipment competitor AeroCare for ~$2bn Met earnings estimates In July 2020, the Company completed $1.2bn of financing transactions, consisting of $134mm in net proceeds from a primary equity issuance, $225mm from a PIPE issuance, $343mm in net proceeds from an unsecured senior note issuance and a $450mm senior bank facility refinancing Post - Closing Checklist 2 / 2 /2 1 : Completed acquisition of: 11/22/19: Announced acquisition of Patient Care Solutions Business 12/9/19: Announced acquisition of: 2/25/20: Announces 2019Y Results 3/3/20: Announced acquisition of: 3/13/20: President Trump declares national emergency 3/17/20: Coronavirus case reported in all 50 US states and Northern California orders ‘shelter - in - place’ 3/20/20: New York declared US outbreak epicenter 5/26/20: Announced acquisition of 7/1/20: Executed $143mm follow - on offering (post - shoe) 8 / 4 /20: Announced 2Q 2020 Results 11 / 5 /20: Announced 3Q 2020 Results 12 / 1 /2 1 : Completed acquisition of: 3 / 4 /20: Announced FY 2020 Results 12 / 15 /20: Announced Pricing of $500mm Senior Notes 1 / 5 /2 1: Announced Pricing of Public Offering of Class A Stock ~275 % return since IPO (2)

Value Creation Through a Compelling Combination

Combination creates a foundational platform for growing a high-performing care delivery model with a highly scalable technology backbone


CareMax 2.0
IMC HEALTH
MEDICAL CENTERS
careoptimize

- ✓ Deerfield provides execution certainty, powerful endorsement in the public markets and access to unmatched resources
- ✓ Excellent management team, led by Carlos de Solo and Bill Lamoreaux, is steeped in senior care and risk-based models; local market success is repeatable nationwide, leveraging the leadership teams' national relationships and CareOptimize's captive roster of customers as M&A targets
- ✓ Richard Barasch will serve as Executive Chairman, leveraging his extensive experience with risk-based primary care in Medicare Advantage and public company management
- ✓ Senior care is highly under-optimized; CareMax and IMC Health are already differentiated and a partner of choice for payors, providers and other referral sources
- ✓ CareMax 2.0's tech-enabled offering enables provider transition toward a value-based care environment and use of data/analytics creates network effects: providers have more time for care, driving a lower MLR, allowing for better benefits and more members
- ✓ Well capitalized platform positioned to capture share in large, fragmented and growing total addressable market (TAM)
- ✓ Multifaceted growth opportunities
- ✓ Attractive financial profile versus unprofitable peers

CareMax 2.0 11

12 Company Overview 2

By the Numbers 13 CareMax 2.0: Tech - Enabled Senior Care Platform CareOptimize ~ 64% Dual - Eligible 16 K+ Medicare Advantage Members 92%+ Of MA Members in Owned Centers 33 States 2 .4mm Total Patients 20K Providers 98 Clients 26 Centers 1 ~70 Employed Providers Already Integrated with Both CareMax and IMC Health $ 352mm Revenue in FY 20 A $4 7 mm Adj. EBITDA in FY 20 A 18 Health Plans 5 - Star Providers 1) One clinic under construction. Note: See appendix for reconciliation of non - GAAP measures.

33% 17% 13% 12% 12% 10% 3% <1% HealthSun Simply Coventry Medica WellCare Preferred Humana Other 52% 35% 7% 6% WellCare Simply MCFL Coventry 14 75%+ of PF Revenue Driven by Full - Risk Medicare Members PF Revenue by Line of Business 1 1) As of June 30, 2020, PF adjusted to show impact of Cardona acquisition. 2) Includes members affiliated with Blues, CarePlus and Doctors. PF Full - Risk Medicare Membership 1 PF Full - Risk Medicaid Membership 1 / / / / / / / / / (~16K members) (~18K members) (~15K members) 2 77% 20% 3% Full-Risk Medicare Full-Risk Medicaid Other (Partial Risk / Cap / FFS)

15 Strong Regional Presence in South Florida… …With National Presence Through CareOptimize Strong Regional Presence and National Reach 15 CareMax 2.0 Locations CareMax Community Partners (MSO/Affiliates) 1 Orlando Pompano Beach Fort Lauderdale Sunrise Weston Pembroke Pines Miami Beach Miami Biscayne National Park Hollywood 1 - 50 Facilities 51 - 100 Facilities 101 - 250 Facilities 251+ Facilities 2.2K+ Client Locations Utilize CareOptimize Platform Across 33 States Map not to scale. 1) CareMax Community Partners is CareMax’s MSO/affiliate segment

Wellness Dental Optometry Frames & L enses Pharmacy Primary C are Specialty C are Virtual C are Ambulance Intercept / Transportation Home Health 16 Vertically Integrated Model Provides a “One - Stop - Shop” Solution for Members

CareMax 2.0 Serves the Communities Most in Need

~64%

of CareMax 2.0 Medicare patients are **dual-eligible and low-income subsidy eligible**

Significant social barriers to access:

- Transportation
- Language and literacy barriers
- Food stability
- Education level
- Access to technology

- Our patients live in medically underserved communities where the hospital has become the first, and often only, option for healthcare
- We specifically focus on access and quality for underserved communities

CareMax 2.0 17

18 CareMax 2.0 Strategy Roadmap Management has developed a prioritized strategic roadmap to facilitate a thoughtful approach to building a growth platform an d a llocating growth capital in an efficient manner Optimize base business in South Florida • Complete integration of IMC asset into CareMax platform Revenue synergies Integrate care model in all centers • Growth Fill centers to capacity (approximately 10K new members) Additional in - market de novos Opportunistic M&A (scaled and tuck - in) Build infrastructure to support rapid growth • Invest in talented leaders to bolster core operating platform and to support expansion • Complete transition of existing financial and compliance protocols to public company levels • First - class independent Board Advance development of care management technology • Continue to invest in development of Care Optimize and refine care management processes and population health programs • Improve care management results of owned businesses • Integrate technology in MSO strategy De novo strategy (new markets) • Partner with Anthem and others payors in strategic geographies • Partner with low income developers to build de novos inside or near low income senior housing communities Targeted M&A strategy (new markets) • Opportunistic acquisition strategy with focus in areas where we are strategically aligned with our payor partners • Combination of large acquisitions and tuck - in strategy

19 CareMax 2.0’s Approach to Care: Whole Person Health Wellness Transportation Social Services / Access Healthy Meals Primary Care Dental Virtual Care Fitness Salon Specialty Ambulance Intercept / Mobile Unit 24/7 Call Line Home Health (House Calls & Visits) Whole Person Health

CareMax 2.0 Physicians are the Center Piece of a High Touch Care Team Model



Care Team (per 600 members)
Physician
Medical Assistant
Care Team Support
Pharmacy Tech
Dentist
Phlebotomist
Massage Therapist
Social Worker
Fitness Specialist
Optical
Specialists
Wellness Staff
Walk-In PA / APRN
Home Care Staff
Each Clinic Can Hold 3-5 Care Teams Depending on Size

CareMax 2.0 20

21 CareMax 2.0 Uses Technology and Processes to Tailor the Level of Care for Eac h Member 21 Gather key data elements 1 Apply SMART metrics 2 ‘Bucketed’ c linical pathways 3 Patient and provider action plans 4 Intervention support teams 5 Clinical subjective feedback 6 Improve and tailor stratification 7 Complexity, High Risk, Rising Risk, Low Risk Right care at right time for right patient Discrete information marries clinical expertise Alignment of staff incentives to needs of population Fluid and trackable cohort movements Risk stratification enables providers to identify the right level of care and services for distinct subgroups of patients. It is the process of assigning a risk status to patients, then using this information to direct care and improve overall health outcomes

CareOptimize: Proprietary End-to-End Technology Platform Drives CareMax and IMC

Proprietary Interface Embedded into EHR and Provider Workflows Enables Value-Based Care

Aggregate

Millions of data points from across continuum aggregated

- HIE
- Claims Data
- Labs Data
- Eligibility Data
- Remote Monitoring

Analyze

AI used to analyze data, optimal workflows determined and summarized careoptimize
careoptimize

Apply

Point-of-Care guidance and automated interventions

- Inform care delivery decisions
- Risk-stratify and engage with patients
- Consistent and coordinated application
- Build meaningful patient relationships
- Save providers time
- Better outcomes and lower costs

CareMax 2.0 22

Shift in Care Paradigm: CareMax 2.0 Has the Technology to Bend the Cost Curve

Situation	A patient checks into the emergency room complaining of chest pain	A patient steps on a Bluetooth-enabled scale	Patient is prescribed insulin by an endocrinologist, but the specialist note is never received by the PCP	Patient receives a flu shot at the local pharmacy and forgets to tell their PCP
Action	An alert flashes on a nurse case manager's screen. The nurse case manager confers with the ER doctor and sends over patient's medical records showing the patient is currently being treated for anxiety	The smart scale detects they have over a 3-pound weight gain overnight, which is an early indicator of heart failure	Data flows from Pharmacy Benefit Manager to CareOptimize, which flags that the patient has a new medication and a new suspected diagnosis	The care manager and primary care physician are alerted
Result	After a simple EKG, the patient is sent home and the PCP has a video visit with them the same day	The patient is immediately contacted by a nurse through the telemedicine app and routed to a doctor through telemedicine, who adjusts their medication	PCP is alerted that the patient is now on insulin and adds medication to patient medication list. The PCP is also alerted that the patient may have diabetes	After confirming that the flu shot was given, the flu shot is added to the patient's record to mark the measure as complete and ensure the patient does not receive a second flu shot

CareMax 2.0 23

CareMax 2.0 CareBox: Pilot for Remote Monitoring that Allows for Unmatched Patient Engagement and Chronic Condition Management


Pulse Oximeter
Activity Monitor
BPM
Scale
Glucometer
Spirometer
Thermometer


Caremax

Plug and play cellular hub connects to a variety of medical devices: spirometer, glucometer, thermometer, pulse ox, BP, scale, etc.

Data automatically uploads to care coordinators who can then intervene through the hub for any values outside of normal

Data feeds into CareOptimize system which is incorporated into clinical record and rules engine

Emergency button connects patients directly to medical centers as an alternative to ER

Caremax 2.0 24

CareMax 2.0 Mobile Clinic Home care services offer home bound patients the same high quality care they would get at a center and are now enhanced with CareMax Mobile clinic on wheels Brings medical center to patients with a full exam room that replicates PCP services in the center Roll out was critical for COVID when patient transportation was limited due to social distancing Plans to retain mobile clinics for servicing senior communities and group homes post - COVID Rolling out specialty specific care for mobile clinic 25

CareMax 2.0's COVID-19 Response Within 72 Hours of Pandemic

Telehealth Solution

Converted **90%** of in-person visits to video telehealth

Provided Members with Video-Capable Tablets

Tablets were provided to members that didn't have access

Food Delivery to Members

Over **2,300 meals** delivered per day to members to minimize exposure for high-risk members[1]

PPE and Other Supplies Delivery

All staff and members were provided with **PPE and other medical supplies** as needed

Member Engagement

Every member **called weekly** to check-in and provide COVID-related updates and education

Virtual Wellness

Virtual exercise and wellness classes offered to all members on CareMax's YouTube Channel and Facebook site

Virtual Social Activities

Launched **virtual bingo and games** for all members to reduce member loneliness and maintain the CareMax community they were used to

Staggered Clinical Team Shifts to Minimize Exposure

Created **"A" and "B" teams** to have alternating schedules and create redundancies in the event of an employee infection

1) Includes IMC Health and CareMax deliveries

CareMax 2.0 26

CareMax Innovation Has Consistently Developed Programs that Meaningfully Impact Outcomes Institution of Home Health Services over 4 Years 1 Institution of CareOptimize over 4 Years 2 The implementation of home health services successfully decreased CareMax’s annual admits per 1,000 and annual readmission rate by 36.4% and 32.4% respectively 27 1) Data is from CareMax North Miami Center 2) Data is from all CareMax locations 3) Home Health Services abbreviated is HHS CareMax was able to decrease admissions by 10.9% annually by using CareOptimize to alert staff to high - risk patients 416 174 115 107 52.4% 20.7% 18.9% 16.2% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 25 75 125 175 225 275 325 375 425 2017 2018 2019 2020 Admits/1,000 post HHS Readmit % Admits/1,000 pre HHS 3 3 Admits per 1,000 and Readmissions Rate 207 180 153 146 2017 2018 2019 2020 Hospitalizations Hospitalizations pre CareOptimize Hospitalizations post CareOptimize

28 CareMax Model Works Despite Having Amongst the Highest Acuity Patient Base CareMax Chronic Condition Prevalence vs. National Benchmark 1,2 CareMax is Able to Impact Utilization Over Time 2 CareMax patients have more chronic conditions than the national benchmark Longer tenure as a CareMax member is correlated with a reduction in MLR as CareMax model impacts utilization Percent of members MLR 3 over time with CareMax 1) Centers for Medicare & Medicaid Services, Chronic Conditions, 2018 2) Reflects CareMax HealthSun only; DOS 2019 - 2021 3) Medical loss ratio is abbreviated MLR 4) Chronic obstructive pulmonary disease is abbreviated COPD 24.9% 11.4% 27.1% 14.6% 29.7% 36.1% 46.4% 28.6% Chronic Kidney Disease COPD Diabetes Congestive Heart Failure National CareMax 4 90.7% 74.4% 75.8% 69.4% 66.9% 60.0% 57.7% 0-12 mos. 12-24 mos. 24-36 mos. 36-48 mos. 48-60 mos. 60-72 mos. >72 mos. MLR

52% Improvement vs. FFS 131 192 179 FFS: 370 CareMax IMC 2.0 29 High - Touch and Tech - Enabled Care Leads to Better Outcomes Versus FFS Benchmarks, Resulting in Compelling Unit Economics Source: CMS. Note: All metrics shown are FY19. CareMax metrics are centers only. 1) Represents CareMax only 66% Improvement vs. FFS 281 396 371 FFS: 1,091 CareMax IMC 2.0 2.0 Medicare FFS Benchmark 32% Improvement vs. FFS 1 13% 20% 19% FFS: 19% CareMax IMC 2.0 2.0 Admissions Per 1,000 ER Visits Per 1,000 Readmission Rate 2.0

30 Growth Strategy 3

Multiple Levers to Generate Substantial Growth

1 Growth of Existing Clinics

- Existing footprint of clinics has capacity to add 10K+ Medicare members
- Opportunity to pursue additional renovations to increase capacity as well as capture synergies by rationalizing CareMax/IMC footprint

2 Strategically Partner with Payors to Open De Novo Clinics

- Company has developed a proven and replicable de novo playbook for site location selection, facility buildout and patient recruitment – has successfully opened 5 de novo clinics to date with two buildouts near-final
- Ongoing strategic discussions with payors to expand CareMax's model into other states

3 Leverage Platform and PF Cap Structure to Grow Through M&A

- Embedded pipeline developed through proactive sourcing initiatives, CareOptimize client list and CareMax IPA network
- Experienced internal M&A execution team as well as coordinated integration committee
- Demonstrated history of acquiring businesses and generating significant revenue growth through contract arbitrage, patient recruitment and other coding / medical management initiatives

4 Expand IPA Network

- Opportunity to continue to expand network of IPA providers in CareMax's MSO segment – provides alternative pathway for engagement with providers who are not ready for a complete sale
- Provides additional cash flow while also allowing the Company to begin to transition providers to a value-based model, eventually setting up a future acquisition opportunity
- Improve outcomes and profitability via use of CareOptimize

5 Develop Direct Contracting Strategy

- New Direct Contracting program is being rolled out by CMS in 2021
- Is essentially a value-based contracting model that provides access to the 40mm+ Medicare FFS beneficiaries in the US
- Company has begun exploring the application process for future participation

CareMax 2.0 31

32 Potential Strategic Relationship with Anthem Could Serve as Tailwind in Ramp Up of De Novo Strategy Description Proposed Relationship Currently Contemplated Preliminary Markets • Anthem, Inc. is an innovative leader dedicated to improving health • Anthem serves more than 107 million people, including approximately 43 million people in its family of health plans • Anthem’s health plans serve 2.3 million Medicare members, including more than 1.4 million in Medicare Advantage plans • Signed non - binding letter of intent for CareMax and Anthem to collaborate on expansion of medical and wellness centers in new markets to be agreed upon • Subject to negotiation and execution of definitive documentation • Florida • New York • New Jersey • Georgia • Virginia • Ohio • Additional markets to be considered as opportunities arise

Systematic Approach to Working with Payors to Open and Fill De Novo Clinics

De Novo Playbook

① Market/Site Selection

- Data driven approach to analyze market demographics, competitive dynamics and facility accessibility
- Collaborate with payors to determine markets with unmet need

② Facility Buildout

- Work with real estate partners to retrofit chosen locations into purpose-built clinics for CareMax model
- Recruit clinical talent through existing network and strategically acquire independent providers near buildout

③ New Member Recruitment

- Enter into relationships with payors to provide care for patients lacking access to high touch engagement models
- Multi-faceted community-based marketing strategies to build CareMax brand in new markets and recruit additional members

CareMax 2.0 Clinic: Primary Care and More


CareMax




Successfully opened 5 de novo clinics to date with 2 buildouts near-final, significant whitespace to accelerate strategy in existing and new markets through partnerships with payors

CareMax 2.0 33

Rigorous New Market Evaluation Processes Drive Growth Prioritization

Detail oriented strategy to opening new clinics that is aided by a foundational mapping software platform

- Geo-mapping software used to target patient population density
- Data and KPIs produced are critical and evaluated heavily during site selection
- Triangulates targets around competitor locations and senior living communities

Integrate new de novo clinics onto the broader CareMax platform through a repeatable and targeted implementation process

- Establish payor contracts based upon market entry approach
- Engage a national real estate developer partner for clinics that require new builds
- Complete necessary regulatory filings
- Hire and train a local office level team (clinical, administrative, outreach, and service)

Sample Market Prioritization Map



Key Characteristics for New De Novo Locations

- Competitive Dynamics
- Payor / Health Plan Support
- Patient Demographics
- MA Membership Prevalence and Penetration
- Hospital and Specialist Networks
- Commuting Patterns / Time

CareMax 2.0 34

Multi-Dimensional M&A Strategy Designed to Complement Organic Growth Model

Commentary

- **CareMax has proven track record of generating value through M&A**
  - Has closed six acquisitions since 2017 adding 2.5K+ Medicare Advantage patients
  - Three additional tuck-ins signed since Jan-21 adding 700+ Medicare Advantage patients
  - In discussion with several larger assets with 2-10K+ Medicare Advantage patients and significant clinic footprints in target growth markets
- **Dedicated corporate development and integration teams focused on target sourcing, transaction execution and integration**
  - Well positioned to aggressively accelerate strategy with increased access to capital while maintaining high touch approach to integration

M&A Strategy Matrix

	Tuck-In	Scaled Add-On	Affiliate
Description	• Typically private practice, sometimes individual clinic • Typically <1K MA lives	• Branded clinic group with multiple locations and providers • Basic level of back-office support	• Contracted approach when providers are not ready to sell • CareMax provides technology and guidance of risk-taking best practices in exchange for PMPM arrangement
Priority Geographies	• Florida • Additional new markets to support our de novo strategy	• Establish platforms throughout Florida (Tampa/Orlando, Treasure Coast, Northeast) • Facilitate new market entry in priority states (Texas, Northeast, Georgia, among others)	• Florida • Additional new markets to support our de novo strategy
Thesis	• Accelerate ramp of new de novo's • Apply tech and management resources to generate growth through, revenue and expense optimization • Leverage affiliate network and CareOptimize	• Quickly add scale and seed regional expansion • Generate value through application of CareOpt tech and CareMax best practices • Leverage corporate infrastructure and payor relationships	• Establishes close relationship with provider and seeds M&A pipeline for future acquisition • Asset light expansion model to rapidly build density in new markets and leverage fixed costs

CareMax 2.0 35

$2.2 $6.0 $8.4 $9.4 210 345 424 473 150 200 250 300 350 400 450 500 $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 CY 2017 CY 2018 CY 2019 TTM 6/30/2020 Revenue performance under CareMax Ownership Members Case Study: Pines Care Medical Center 36 Established Playbook to Seamlessly Integrate Acquisitions and Create Value • Deal teams work with integration group to develop bespoke value creation plans well before close of transaction Cross functional integration team prioritizes implementing care management technology, marketing and financial systems post - close, remainder of onboarding targeted to be completed within six months of deal close • Multi - faceted value creation plan focused on revenue enhancement and expense optimization Revenue enhancement: add payors and shift to full - risk contracts, investment in sales resources and ancillary services to drive membership growth, leverage technology to increase MRA documentation and close HEDIS/quality gaps Expense optimization: implementation of care management program to impact MLR, capture cost synergies related to clinic consolidations, back - office redundancies and enterprise - wide vendor relationships Value Creation Playbook • Pines Care Medical Center was an affiliated provider in the CareMax Community Partners MSO network • Acquired in 2017 with significant membership and revenue growth since then through the application of the value creation playbook Capitalized on Affiliate Relationship to Drive M&A Invested in Sales/Marketing, Added Additional Payor Choices, Added Specialty Services and Shifted to Risk Contracts Implemented Technology Systems and Care Management Processes to Drive Revenue and Earnings Growth Pines Care Clinic – Revenue and Membership Growth Since Acquisition ($ in mm) Revenue performance before CareMax ownership

37 Robust Target Pipeline Across Geographies with Scalable Sourcing Model Creative Sourcing Model That Can Be Scaled Nationally Select Near - Term Pipeline Details • Multi - pronged provider - sourcing approach includes broker relationships, referral bonuses for staff, investment banker relationships and internal cold calling efforts • Additional opportunity to pursue embedded pipeline in IPA network and CareOptimize customer relationships • Anticipate accelerating tuck - in momentum throughout remainder of year Company is well positioned as a strategic consolidator and is confident in ability to hit near - term M&A growth targets Target Status Est Risk MA Members Est Revenue Opportunity ($mm) Target A LOI Signed 4,000 $41.8 Target B NDA Signed 1,271 $18.3 Target C NDA Signed 1,000 $14.4 Target D NDA Signed 1,000 $14.4 Target E NDA Signed 894 $12.9 Target F NDA Signed 587 $8.5 Target G NDA Signed 500 $7.2 Target H Finalizing Transaction 370 $5.3 Target I NDA Signed 254 $3.7 Target J Finalizing Transaction 240 $3.5 Target K Finalizing Transaction 225 $3.2 Target L NDA Signed 221 $3.2 Target M NDA Signed 153 $2.2 Target N LOI Signed 150 $2.2 Target O NDA Signed 33 $0.5 Total 10K+ $141.1

38 CareMax 2.0 Model: Value for All Stakeholders • Opportunity for higher earnings through quality programs • Improved job satisfaction leads to reduction of burnout • Superior support structure through integrated technology and clinical team • Excellent medical risk management results in favorable financial outcomes • Predictable cost • High - quality scores and improved clinical outcomes • Demonstrated success allows CareMax to negotiate favorable risk contracts resulting in higher earnings • Proven track record of acquisitions, integrations and de novo launches provides a robust pipeline with national expansion opportunities • Cost synergies from centralized infrastructure • Predictable stream of cash flows • Coordinated and proactive care drives better clinical outcomes • High - touch, easy to access model provides superior patient experience • No additional cost For Patients For Providers For Payors For CareMax 2.0 Shareholders

39 Financial Update 4

Overview of Key Projection Assumptions

Organic Revenue Growth	Medicare	• **Assumes Company adds ~7K risk Medicare lives from PF FY20A to FY23E**
		  • Capacity for 10K+ risk Medicare lives within existing footprint (includes recently opened and near-final de novos)
		• **Opportunity for significant upside through acceleration of de novo strategy**
		  • Institutionalized playbook for de novo buildouts – successfully opened 5 de novo clinics to date with 2 buildouts near-final
		  • Company has begun strategic discussions with payors to expand CareMax's model into other states
		  • Model does not incorporate incremental de novo growth beyond current footprint

	Other Segments	• **Assumed go-forward growth in-line with historical trends for non-Medicare business** • **Primary focus to remain on core Medicare segment**
Assumed M&A Contribution		• **Company has embedded pipeline with several near-term acquisition targets, projection model assumes that the organic growth strategy is complemented by an M&A strategy that adds 12K risk Medicare lives per year through acquisitions of both scaled provider groups as well as individual providers** • **PF entity is highly capitalized with $238mm of cash on balance sheet and significant debt capacity – represents a strong position to aggressively take market share**
Identified Synergy Potential *(Medical Management and Corporate G&A)*		• **Medical Management: Opportunity to improve PMPM profitability for IMC as well as other future acquisitions by applying CareMax best practices, model assumes $60 PMPM EBITDA improvement for IMC's risk Medicare segment through FY23E** • **Additional opportunities for modest G&A synergies through combination (looking to preserve capacity for future growth through M&A)**

CareMax 2.0 40

15.1 18.0 20.2 22.4 12.0 24.0 36.0 15.1 30.0 44.2 58.4 FY20A FY21E FY22E FY23E Base Assumed Acquisitions $46.8 $52.2 $68.3 $86.4 $14.0 $40.0 $65.9 $46.8 $66.3 $108.3 $152.3 FY20A FY21E FY22E FY23E Base Assumed Acquisitions 41 Summary Projections Overview 1) Excludes 1,250 MSO lives 2) Base membership growth includes acquisitions of tuck - in practices Note: See appendix for reconciliation of non - GAAP measures. $352 $419 $485 $553 $94 $266 $439 $352 $512 $752 $992 FY20A FY21E FY22E FY23E Base Assumed Acquisitions Projected Membership 1,2 Projected Revenue Projected EBITDA Members in 000’s, as of 12/31 $ in mm $ in mm

Financial Summary

$ in mm	FY20A	FY21E	FY22E	FY23E	Variance	CAGR
Medicare Members						
Base	15,093	18,004	20,179	22,354	7,261	14%
Acquired	–	12,000	24,000	36,000	36,000	NM
Total Medicare Members[1]	15,093	30,004	44,179	58,354	43,261	57%
Revenue						
Base - Medicare Revenue	$282.2	$311.7	$350.1	$390.9	$108.7	11%
Base - Other Revenue (Software, Pharmacy, Medicaid, etc.)	69.7	107.1	135.2	161.9	92.1	32%
Acquired - Medicare Revenue	–	93.6	266.4	439.2	439.2	NM
Total Revenue	$352.0	$512.4	$751.7	$992.0	$640.0	41%
% growth (base only)	*21.5%*	*19.0%*	*15.9%*	*13.9%*		*16%*
Expenses						
Base - Total Expense[2]	$316.0	$370.8	$426.8	$482.7	$166.7	15%
Acquired - Total Expense	–	79.6	226.4	373.3	373.3	NM
Total Expenses	**$316.0**	**$450.3**	**$653.3**	**$856.0**	**$540.0**	**39%**
Adj. EBITDA						
Base - EBITDA	$36.0	$48.0	$58.4	$70.0	$34.1	25%
Acquired - EBITDA	–	14.0	40.0	65.9	65.9	NM
Total Adj. EBITDA	**$36.0**	**$62.0**	**$98.4**	**$135.9**	**$100.0**	**56%**
% Adj. EBITDA Margin	*10.2%*	*12.1%*	*13.1%*	*13.7%*		
Pro Forma Considerations						
Standalone Run-Rate PF Impact	$6.8	$–	$–	$–	($6.8)	NM
Full Year Impact of Mid-Year FY20 M&A PF Impact	4.0	–	–	–	(4.0)	NM
Go-Fwd Merger Synergies and Pubco Expense PF Net Impact	–	4.3	9.9	16.4	16.4	NM
Total Pro Forma Adjustments	**$10.9**	**$4.3**	**$9.9**	**$16.4**	**$5.6**	**NM**
PF Adj. EBITDA	$46.8	$66.3	$108.3	$152.3	$105.5	48%

1) Excludes 1,250 MSO lives
2) Excludes non-recurring / non-operating expenses
Note: See appendix for reconciliation of non-GAAP measures.

CareMax 2.0 42

Company Membership ( T otal) 1 52K 113K 97K 549K Membership (Medicare) 1 16 K ~75K 97K – Growth Strategy De Novo, Acquisition, CareOptimize, MSO De Novo, Acquisition & MSO De Novo De Novo Clinics 26 71 80 107 Enterprise Value ($mm) 2 $ 692 $4,439 $13,277 $5,371 2021E Revenue ($mm) $5 12 $1,453 $1 ,296 $4 76 202 0 E - 2023E Forward Revenue CAGR 41.3% 55.9% 44.8% 29.5 % EBITDA - Level Profitability Profitable Profitable Unprofitable Until 2023E Unprofitable Until 2022E Valuation Metric 1. 4 x EV / 21E Revenu e 3 10.4x EV / 21E Adj. EBITDA 3 ~3.1x EV / 21E Revenue ~53.5x EV / 21E Adj. EBITDA ~ 10.3 x EV / 21E Revenue ~ 11.3 x EV / 21E Revenue CareMax 2.0 is Well Positioned Versus Peers Source: Company filings, Wall Street research and FactSet as of 3/31/21 1) Membership data as of 3/31/21 2) Cano Health valuation representative of valuation at acquisition; OSH and ONEM value as of 3/31/21 3) Revenue inclusive of acquisitions, Adj. EBITDA inclusive of acquisitions and synergies 43

44 Appendix 5

Overview of Mature Clinic-Level Projection Assumptions

Prototype CareMax 2.0 Clinic Assumptions

Clinic Size and Capacity	• 12-15K square feet depending on market • Average of 3-5 care teams per clinic • Each clinical care team can provide high touch, preventative care for 600 Medicare Advantage (MA) members • Implies ~2,500 MA members per mature facility
Clinical Care Team	• A standard care team consists of: 1 Physician, 1 PA / APRN, and 1 Medical Assistant (APRN shared across care teams)
Core Clinic Offerings	• Primary Care, Social Work, Service Support, Outreach, and Pharmacy
Select Additional Care and Service Personnel	• Phlebotomist • Pharmacy Technician • Massage Therapist • Wellness / Patient Education Staff • Administrator • Front Desk • Referral Coordinator • Transportation Dispatches • Access Representative • Community Sales Representative
Typical Membership Ramp Time	• 0-6 months to reach break even depending on payor allocations and ability to pre-stock private practices for consolidation
Other Buildout Considerations	• Typically $90 per square foot capex to build out, with $40 paid by landlord and $50 amortized over the life of the lease • ~$675K paid by CareMax 2.0 per clinic, resulting in minimal cash outlay[3] • Usually requires 12 months to complete buildout

Mature Clinic-Level Unit Economics[1]


100%
64%
10%
5%
1%
<1%
20%
Net Revenue
Medical Utilization
Compensation and Benefits
Other Center Expenses[2]
Rent
Clinic Sales Expense
Unit-Level EBITDA

1) As % of gross revenue.
2) Other Center Expenses includes Food, Supplies and Transportation.
3) Assumes $90 of CapEx per square foot for a 13.5K square foot facility, with landlord responsible for paying $40 per square foot.

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CareMax 2.0 PF Revenue and PF Net Income Reconciliation

$ in mm

Revenue Reconciliation

	$	Commentary
Base FY20 Revenue	$352.0	
Mid-Year M&A Pro Forma	$7.1	*- PF impact of mid-year M&A.*
FY20 Revenue - Proxy	**$359.1**	

Net Income Reconciliation

	$	Commentary
Base FY20 Net Income	$8.7	
CareOptimize	$0.3	*- PF impact of Care Group Holdings, LLC (CareOptimize)*
Mid-Year M&A Pro Forma	$1.5	*- PF impact of mid-year M&A.*
DFHT	($3.9)	*- Net loss of standalone DFHT SPAC entity.*
Other PF's	($22.7)	*- Primarily expensing of other transaction expenses related to SPAC.*
Total PF Net Income Adjustments	**($24.9)**	
FY20 Net Income - Proxy	**($16.2)**	

CareMax 2.0 46

47 CareMax 2.0 PF Adjusted EBITDA Reconciliation 47 1 Comprised of transaction related professional fees and other non - recurring legal and Board fees, one - time salary and wage expenses, gains/losses on sales of fixed assets, asset impairments, paid - in - kind interest expenses, loss on extinguishment of debt and other non - recurring expenses Includes adjustments for 2020 HIF Tax, full year impact of membership ramp and other impacts of COVID Adjusts for full year impact of acquisitions that took place during 2020 1 2 3 2 3 $ in mm FY20 Net Income $8.7 Depreciation & Amortization 6.1 Interest Expense 11.3 Reported EBITDA $26.1 CareOptimize Contribution 2.1 Non-Recurring Expenses 7.8 Standalone Run-Rate PF Impact 6.8 Full Year Impact of Mid-Year FY20 M&A PF Impact 4.0 PF Adjusted EBITDA $46.8

Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures that are unaudited and do not conform to United States generally accepted accounting principles ("GAAP"), including Adjusted EBITDA. Adjusted EBITDA is defined as the pro forma net Income for CareMax, IMC and CareOptimize, adjusted for depreciation and amortization expense and interest expense and certain other non-recurring expenses described in more detail on the previous slide. Accordingly, such information may not be included in, may be adjusted in or may be presented differently in, any information filed or to be filed by Deerfield, CareMax, IMC and CareOptimize with the SEC. A reconciliation of certain of these non-GAAP financial measures to their most comparable GAAP measure appears on the previous slide.

The non-GAAP financial measures of Pro Forma Adjusted EBITDA for the full years 2021 through 2023 are provided in this presentation only on a non-GAAP basis because a reconciliation to the most comparable GAAP financial measure, Net Income, is not available without unreasonable effort. Deerfield, CareMax, IMC and CareOptimize believes that such item and, accordingly, the other items of the reconciliation, would require an unreasonable effort to predict with reasonable certainty the amount or timing of non-GAAP adjustments used to calculate these Non-GAAP financial measures. Deerfield, CareMax, IMC and CareOptimize believe that any such forecast would result in a broad range of projected values that would not be meaningful to investors.

Deerfield, CareMax, IMC and CareOptimize believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of CareMax, IMC and CareOptimize. Deerfield, CareMax, IMC and CareOptimize believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the financial measures of the business of CareMax, IMC and CareOptimize with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of CareMax, IMC and CareOptimize do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the financial statements of CareMax and IMC. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review of the audited financial statements of CareMax and IMC, which will be presented in Deerfield's definitive proxy statement to be filed with the SEC, and not rely on any single financial measure to evaluate the business of CareMax and IMC.

CareMax 2.0 48